UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 12, 1999


                         SEQUENT COMPUTER SYSTEMS, INC.


       State of Oregon                    000-15627              930826369
--------------------------------------------------------------------------------
(State or other jurisdiction of          (Commission           (IRS Employer
 incorporation or organization)            File No.)         Identification No.)


15450 SW Koll Parkway, Beaverton, Oregon                            97006
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


                                (503) 626 - 5700
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                    No Change
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5. Other Events
--------------------

     On July 12, 1999 the Company announced that it had entered into an Agreement and Plan of Merger with International Business Machines Corporations
(IBM) that provides for the merger of a wholly-owned subsidiary of IBM into the Company, with the Company surviving as a wholly-owned subsidiary of IBM. In the merger shareholders of Sequent would receive $18 in cash per share of Sequent common stock. A copy of the Agreement and Plan of Merger is attached as Exhibit 2.1, and a copy of the press release is attached as Exhibit 99.1. In connection with the Agreement and Plan of Merger, the Company amended its shareholder rights plan.

Item 7. Financial Statement and Exhibits
----------------------------------------

     (c)  Exhibits

          2.1 Agreement and Plan of Merger dated as of July 11, 1999 among International Business Machines Corporation, Pathfinder Acquisition Corp. and Sequent Computer Systems, Inc.

          4.1 Amendment No. 1 dated as of July 11, 1999 to Rights Agreement, dated April 14, 1998, between Sequent Computer Systems, Inc. and ChaseMellon Shareholder Services, L. L. C.

          99.1   Press release dated July 12, 1999 of Sequent Computer Systems,
                 Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 12, 1999

                                       SEQUENT COMPUTER SYSTEMS, INC.



                                       By: ROBERT S. GREGG
                                           -------------------------------------
                                       Name: Robert S. Gregg
                                             -----------------------------------
                                       Title: Sr. Vice President, Finance &
                                              Legal and Chief Financial Officer
                                              ----------------------------------

                                  EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------

    2.1 Agreement and Plan of Merger Among International Business Machines Corporation, Pathfinder Acquisition Corp. and Sequent Computer Systems, Inc., dated as of July 11, 1999

    4.1 Amendment No. 1 dated July 12, 1999 to Rights Agreement, dated as of April 14, 1998, between Sequent Computer Systems, Inc. and ChaseMellon Shareholder Services, L.L.C.

    99.1      Press release dated July 12, 1999 of Sequent Computer
              Systems, Inc.